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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our report dated February 4, 2000 included in Cell Pathways, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

                                                        /s/ Arthur Andersen LLP

Philadelphia, Pennsylvania
February 5, 2001